SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 30, 2003


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                        1-9494                  13-3228013
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
       incorporation)                                      IdentificationNumber)


 727 Fifth Avenue, New York, New York                              10022
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000







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Item 5.  Other Events

On June 30, 2003, Registrant issued a press release announcing that its Japanese subsidiary has purchased the land and building housing its flagship store in Tokyo's famous Ginza shopping district. The purchase price was 16.5 billion yen (approximately $140 million) plus transaction fees. A copy of the June 30, 2003 press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         99.1 Press Release dated June 30, 2003




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                      BY:     /s/ Patrick B. Dorsey
                                              _________________________________

                                              Patrick B. Dorsey
                                              Senior Vice President, Secretary
                                              and General Counsel


Date: June 30, 2003



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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release dated June 30, 2003